UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      March 22, 2007

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (843) 740-7015

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 22, 2007 we entered into an Asset Purchase Agreement and an Assignment and Assumption Agreement with LATI USA, Inc., to assume the rights and obligations of a lease on real and personal property located in Summerville, South Carolina in consideration for $4,100,000.

LATI and Dorchester County, South Carolina were parties to the original Lease which covered the following property:  approximately 24 acres of land, all rights and easements appurtenant to the land, all improvements and fixtures and all buildings and amenities located on the land, including a manufacturing facility located at 257 Deming Way, Summerville, South Carolina and equipment, including machinery and other tangible personal property.

The foregoing description of the terms and conditions of the Asset Purchase Agreement and Assignment and Assumption Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the Asset Purchase Agreement, Assignment and Assumption Agreement and Post Closing Memorandum filed as exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herewith.

This  report  may  contain  forward-looking  statements  that  involve risks and uncertainties, including, without limitation, statements  concerning  our  business  and possible or assumed future results of operations.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the  forward-looking  statements  for  many  reasons  including:  our ability to continue  as  a  going  concern,  adverse  economic changes affecting markets we serve;  competition  in  our  markets  and industry segments; our timing and the profitability  of  entering  new  markets; greater than expected costs, customer acceptance  of  our  products  or difficulties related to our integration of the businesses  we may acquire; and other risks and uncertainties as may be detailed from  time  to  time  in  our  public announcements and SEC filings. Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels  of  activity,  performance  or achievements may not meet these expectations.  We do not intend to update any of the  forward-looking statements after the date of this document to conform these statements  to  actual  results  or  to  changes  in our expectations, except as required  by  law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

10.1	Asset Purchase Agreement, dated March 22, 2007 (filed herewith).
10.2	Assignment and Assumption Agreement, dated March 22, 2007 (filed herewith).
10.3	Post Closing Memorandum, dated March 22, 2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)
Date March 28, 2007
	By:	/s/ Gordon McGilton
Gordon McGilton
Chief Executive Officer